UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                FORM 8-K/A

                              CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    January 7, 2005
                                                ______________________________


                             GS Financial Corp.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



           Louisiana                000-22269                  72-1341014
______________________________________________________________________________
(State or other jurisdiction (Commission File Number)        (IRS Employer
of incorporation)                                         Identification No.)



3798 Veterans Memorial Blvd, Metairie, Louisiana                  70002
______________________________________________________________________________
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code   (504) 457-6220
                                                  ____________________________


                              Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
          --------------------------------------------------------------------

     As of January 7, 2005, Donald C. Scott retired from his positions as President and Chief Executive Officer of the Company and the Association. A copy of the press release announcing Mr. Donald Scott's retirement was previously filed as Exhibit 99.1 and is incorporated herein by reference. The Company and the Association have appointed Mr. Ralph E. Weber as interim President and Chief Executive Officer, effective as of January 7, 2005. Mr. Weber (age 60) has served as Vice President of the Company and the Association since February 1997 and 1987, respectively.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

          Exhibit No.    Description
          -----------    -----------

            99.1         Press Release, dated January 7, 2005*

          _________
          * Previously filed.
















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GS FINANCIAL CORP.


                              By:  /s/ Bruce A. Scott
                                   -------------------------------
                                   Bruce A. Scott
                                   Executive Vice President

Date: January 27, 2005






























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